SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



             --------------------------------------------



                               FORM 8-K



                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



             --------------------------------------------



 Date of Report (Date of earliest event reported): October 19, 1998



                      ALBANK Financial Corporation
                      ----------------------------
         (Exact name of registrant as specified in its charter)



           DELAWARE                     0-19843                14-1746910
           --------                     -------                ----------
       (State or other          (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                             Identification No.)



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             10 North Pearl Street, Albany, NY 12207-2774
             --------------------------------------------
               (Address of principal executive offices)




Registrant's telephone number, including area code:  (518) 445-2100
                                                     --------------



                            Not Applicable
                            --------------
    (former name or former address, if changed since last report)

Item 5.  Other Events

5.1 Attached hereto as exhibit 99.1 and incorporated by reference herein is financial information for ALBANK Financial Corporation for the quarter ended September 30, 1998, as presented in the press release of October 19, 1998.


Item 7.  Financial Statements, Pro Forma Information and Exhibits

         (c)      Exhibits


         99.1 Financial information for ALBANK Financial Corporation for the quarter ended September 30, 1998.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October __, 1998

                                ALBANK Financial Corporation
                                (Registrant)


                                By:        /s/ Richard J. Heller
                                           ----------------------------
                                Name:      Richard J. Heller
                                Title:     Executive Vice President and
                                           Chief Financial Officer
                                           (Duly Authorized Officer)

ALBANK (Logo)

Albank Financial Corporation
10 North Pearl Street                                       News Release
Albany, New York 12207-2774
518 445-2100


      CONTACT:        Richard J. Heller
                      Executive Vice President & CFO
                      ALBANK Financial Corp.
                      518/445-2100

 -----------------------------------------------------------------------------
                        ALBANK FINANCIAL THIRD QUARTER
                       DILUTED EARNINGS PER SHARE UP 15%
 -----------------------------------------------------------------------------

         ALBANY, NY -- October 19, 1998 -- ALBANK Financial Corporation (Nasdaq: ALBK) reported today that its diluted earnings per share for the three months ended September 30, 1998, were $0.78, an increase of 15% from the $0.68 per diluted share earned in the 1997 third quarter.
Net income grew 16% to $10,841,000, up from $9,378,000 last year.

         ALBANK's return on average shareholders' equity for the third quarter was 11.17% versus 11.05% a year ago. Return on average assets was 1.04% compared with 1.03% in 1997 third quarter. Book value per share at September 30, 1998, was $29.39, up 10% from $26.69 a year ago. The Company's net interest spread was 3.26% during the third quarter versus 3.53% a year ago, while the net interest margin was 3.74% compared with 4.03% in the third quarter of last year.

         Discussing the third quarter results, ALBANK's Chairman, President and CEO, Herbert G. Chorbajian, said, "I am certainly pleased with our third quarter bottom line results which occurred during a period marked by generally lower interest rates and a flattened yield curve. This rate environment continued to put downward pressure on our interest spreads and margin. The earnings gains came from a higher level of earning assets following our KeyBank branch purchase last year, improving asset quality, increases in noninterest income and tighter expense controls."

         ALBANK's third quarter profit on a cash basis (that is, core net income plus amortization of goodwill and costs associated with certain stock-related employee benefit plans) was $12,736,000, or $0.91 per diluted share, compared with $10,570,000 and $0.77 per share in the 1997 third quarter, up 20% and 18%, respectively. Cash return on tangible equity during the third quarter rose to 16.49% from 14.20% for the same period last year; cash return on average assets was 1.22% compared with 1.16% last year.

         Nonperforming assets at September 30, 1998, were 0.78% of total assets compared with 0.94% last year. Nonperforming loans were 0.92% of loans receivable versus 1.17% in 1997. The Bank's allowance for loan losses at September 30, 1998, was 114% of nonperforming loans, up from 83% a year ago.

         ALBANK also released its financial results for the first nine months of 1998. Diluted earnings per share were $2.23, up 8% from the $2.06 which the Company reported for the corresponding period last year. Net income rose 10% to a record $30,923,000, up from $28,136,000 in 1997. Return on average shareholders' equity was 11.08%, and return on average assets was 1.01%; comparable 1997 figures were 11.46% and 1.06%.

         Diluted cash earnings per share for the initial nine months of 1998 were $2.63, up 13% from the $2.32 ALBANK reported for the comparable 1997 period. Cash net income rose to $36,541,000 compared with $31,782,000 in 1997, a 15% increase. The nine-month cash return on tangible equity was 16.65% and the cash return on average assets was 1.19%; comparable 1997 figures were 14.85% and 1.20%.

         On June 15, ALBANK announced jointly with Charter One Financial, Inc. of Clevelend, Ohio (Nasdaq: COFI) that the two companies had entered into an agreement under the terms of which ALBANK would be merged into a wholly owned subsidiary of Charter One. When the transaction is completed, ALBANK shareholders will receive 2.268 shares of Charter One stock for each share of ALBANK stock. The merger is subject to regulatory approval and approval by the shareholders of both companies. A closing is expected during the fourth quarter of this year.

         ALBANK Financial Corporation is the holding company for ALBANK, FSB, a federally chartered savings bank, and ALBANK Commercial, a New York State chartered commercial bank. Together, the banks and a brokerage and insurance subsidiary, Alvest Financial Services, Inc., provide a wide range of financial products and services through a branch network of 109 offices in upstate New York, western Massachusetts and Vermont. At September 30, 1998, ALBANK Financial Corporation had consolidated assets of $4.2 billion, deposits of $3.5 billion and capital of $393 million.

ALBANK Financial Corporation and Subsidiaries
Financial Highlights
(dollars in thousands, except per share amounts) (unaudited)
                                             For the nine
                                             months ended                           For the three months ended
                                       -----------------------    ---------------------------------------------------------------
                                         09/30/98     09/30/97     09/30/98    06/30/98    03/31/98     12/31/97         09/30/97
                                       ----------    ---------    ---------   ---------   ---------    ---------        ---------
For the period ended:
  Net interest income                  $  109,554      101,003       36,127      35,967      37,460       35,743           34,517
  Provision for loan losses                 5,400        5,400        1,800       1,800       1,800        1,800            1,800
  Noninterest income                       16,011       10,055        5,577       5,589       4,845        4,211            3,289
  Noninterest expense (includes
    capital securities expense)            72,403       61,134       23,438      24,173      24,792       23,256           21,122
  Net income                               30,923       28,136       10,841      10,275       9,807       15,288            9,378
  Core net income                          30,864<F1>   27,978<F2>   10,841      10,275       9,748<F1>    9,162<F1><F2>    9,378
  Cash net income<F3>                      36,541       31,782       12,736      12,167      11,638       10,732           10,570
  Loan originations                       480,641      468,725      177,262     180,611     122,768      213,483          212,065

Common share data:
  Earnings per share:
      Basic                                  2.37         2.21         0.81         0.79       0.76         1.19             0.73
      Diluted                                2.23         2.06         0.78         0.74       0.71         1.11             0.68
  Earnings per share based on
    "core net income":
      Basic                                  2.37         2.20         0.81         0.79       0.76         0.72             0.73
      Diluted                                2.23         2.05         0.78         0.74       0.71         0.67             0.68
  Earnings per share based on
    "cash net income":
      Basic                                  2.80         2.50         0.96         0.94       0.91         0.84             0.83
      Diluted                                2.63         2.32         0.91         0.88       0.85         0.78             0.77
  Book value                                29.39        26.69        29.39        28.70      28.54        27.86            26.69
  Tangible book value                       23.60        23.51        23.60        22.72      22.32        21.64            23.51

At period end:
  Assets                                4,156,852    3,716,954    4,156,852    4,130,868  4,089,428    4,083,097        3,716,954
  Securities                              775,093      803,094      775,093      813,908    800,099      863,488          803,094
  Loans receivable                      2,911,756    2,710,441    2,911,756    2,865,779  2,843,764    2,856,049        2,710,441
  Allowance for loan losses                30,475       26,458       30,475       29,717     29,751       29,117           26,458
  Deposits                              3,525,928    2,968,626    3,525,928    3,505,324  3,539,650    3,483,791        2,968,626
  Borrowed funds and
    repurchase agreements                  64,337      238,554       64,337       88,166     32,458       88,808          238,554
  Stockholders' equity                    393,296      343,512      393,296      379,445    366,828      359,613          343,512
  Shares outstanding (in thousands)        13,384       12,872       13,384       13,222     12,853       12,907           12,872

Average balances:
  Assets                               $4,109,088    3,550,685    4,153,880    4,105,286  4,067,145    3,917,263        3,627,836
  Stockholders' equity                    373,016      328,320      384,884      370,915    363,010      347,907          336,698
  Interest-earning assets               3,827,382    3,369,384    3,866,428    3,817,586  3,797,373    3,695,215        3,447,305
  Interest-bearing liabilities          3,406,556    3,017,313    3,431,576    3,406,569  3,380,968    3,285,839        3,047,579
  Diluted shares (in thousands)            13,871       13,679       13,954       13,825     13,718       13,774           13,699

Ratios:
  Return on average
    stockholders' equity ("ROE")            11.08%       11.46%       11.17%       11.11%     10.96%       17.43%           11.05%
  ROE based on "core net income"            11.06        11.39        11.17        11.11      10.89        10.45            11.05
  Return on tangible equity
    based on "cash net income"              16.65        14.85        16.49        16.76      16.71        14.92            14.20
  Return on average assets ("ROA")           1.01         1.06         1.04         1.00       0.98         1.55             1.03
  ROA based on "core net income"             1.00         1.05         1.04         1.00       0.97         0.93             1.03
  ROA based on "cash net income"             1.19         1.20         1.22         1.19       1.16         1.09             1.16
  Net interest spread                        3.33         3.54         3.26         3.29       3.42         3.41             3.53
  Net interest margin                        3.80         3.99         3.74         3.75       3.89         3.89             4.03
  Equity to assets (period end)              9.46         9.24         9.46         9.19       8.97         8.81             9.24
  Efficiency ratio<F4>                      50.13        50.56        48.54        50.61      51.25        51.40            49.12

Asset quality (period end):
  Nonperforming loans ("NPLs")         $   26,764       31,713       26,764       30,067     33,170       31,814           31,713
  Nonperforming assets ("NPAs")            32,423       34,864       32,423       35,317     37,669       35,800           34,864
  NPLs as a % of loans receivable            0.92%        1.17%        0.92%        1.05%      1.17%        1.11%            1.17%
  NPAs as a % of total assets                0.78         0.94         0.78         0.85       0.92         0.88             0.94

<F1>  Core net income excludes the after tax effect of the following partial recoveries related to a 1995 write-off of an investment in Nationar:
      March 1998 ($0.1 million), October 1997 ($0.1 million) and April 1997 ($0.2 million).
<F2>  Core net income excludes the December 1997 tax benefit ($6.0 million)
      that resulted from a corporate realignment.
<F3>  Cash net income is core net income plus amortization of goodwill and costs associated with certain stock-related employee benefit plans.
<F4>  The efficiency ratio is calculated by dividing core noninterest expense by net interest income plus core noninterest income. In addition to noncore items, noninterest expense excludes capital securities expense, goodwill amortization and foreclosure related costs, while noninterest income excludes securities gains/losses and foreclosure related income.

ALBANK Financial Corporation and Subsidiaries
Consolidated Statements of Earnings
(in thousands, except per share amounts) (unaudited)
                                                              For the nine
                                                              months ended                   For the three months ended
                                                           -------------------  --------------------------------------------------
                                                           09/30/98   09/30/97  09/30/98  06/30/98  03/31/98   12/31/97   09/30/97
                                                           --------   --------  --------  --------  --------   --------   --------
Interest income:
    Mortgage loans                                         $135,804    127,987    45,083    45,033    45,688     45,309     43,874
    Other loans                                              36,678     33,214    12,409    12,064    12,205     11,837     11,134
    Securities available for sale                            33,854     30,130    11,359    10,885    11,610     11,813     10,617
    Investment securities                                     4,621      5,234     1,491     1,530     1,600      1,533      1,541
    Federal funds sold                                          783         37       168       285       330        100         23
    Securities purchased under agreement to resell            4,870          6     1,865     1,803     1,202        650         --
    Stock in Federal Home Loan Bank                           1,411        962       482       463       466        364        333
Total interest income                                       218,021    197,570    72,857    72,063    73,101     71,606     67,522

Interest expense:
    Deposits and escrow accounts                            106,562     91,907    35,800    35,628    35,134     33,619     30,880
    Short-term borrowed funds and repurchase agreements       1,265      3,803       597       329       339      1,968      1,844
    Long-term debt                                              640        857       333       139       168        276        281
Total interest expense                                      108,467     96,567    36,730    36,096    35,641     35,863     33,005

Net interest income                                         109,554    101,003    36,127    35,967    37,460     35,743     34,517

Provision for loan losses                                     5,400      5,400     1,800     1,800     1,800      1,800      1,800
Net interest income after provision
  for loan losses                                           104,154     95,603    34,327    34,167    35,660     33,943     32,717

Noninterest income:
    Service charges on deposit accounts                       8,517      4,778     2,990     3,023     2,504      2,352      1,661
    Net security transactions                                    93        274        --        --        93        202         19
    Brokerage and insurance commissions                       1,811      1,622       547       638       626        486        557
    Other                                                     5,590      3,381     2,040     1,928     1,622      1,171      1,052
Total noninterest income                                     16,011     10,055     5,577     5,589     4,845      4,211      3,289

Noninterest expense:
    Compensation and employee benefits                       33,567     30,003    10,503    11,411    11,653     11,365     10,145
    Occupancy, net                                            8,119      7,467     2,707     2,679     2,733      2,588      2,476
    Furniture, fixtures and equipment                         5,595      4,838     1,907     1,877     1,811      1,813      1,664
    Federal deposit insurance premiums                        1,058      1,056       346       352       360        356        345
    Professional, legal and other fees                        2,493      2,391       844       843       806        585        672
    Telephone, postage and printing                           4,081      3,310     1,256     1,234     1,591      1,384      1,085
    Goodwill amortization                                     4,731      2,619     1,582     1,578     1,571      1,253        872
    Capital securities expense                                3,514      1,495     1,171     1,171     1,172      1,171      1,170
    Other                                                     9,245      7,955     3,122     3,028     3,095      2,741      2,693
Total noninterest expense                                    72,403     61,134    23,438    24,173    24,792     23,256     21,122

Income before income taxes                                   47,762     44,524    16,466    15,583    15,713     14,898     14,884
Income tax expense                                           16,839     16,388     5,625     5,308     5,906       (390)     5,506
Net income                                                 $ 30,923     28,136    10,841    10,275     9,807     15,288      9,378

Basic earnings per share                                   $   2.37       2.21      0.81      0.79      0.76       1.19       0.73
Diluted earnings per share                                     2.23       2.06      0.78      0.74      0.71       1.11       0.68

ALBANK Financial Corporation and Subsidiaries
Consolidated Statements of Financial Condition
(dollars in thousands)
                                                                                     As of
                                                                           --------------------------
                                                                             09/30/98        12/31/97
                                                                          -----------       ---------
                                                                          (unaudited)
                           Assets

Cash and due from banks                                                    $   76,501          97,389
Federal funds sold                                                             28,000              --
Securities purchased under agreement to resell                                125,000          75,000
Securities available for sale                                                 698,992         768,517
Investment securities                                                          76,101          94,971

Loans receivable                                                            2,911,756       2,856,049
Less: allowance for loan losses                                                30,475          29,117
Loans receivable, net                                                       2,881,281       2,826,932

Accrued interest receivable                                                    26,489          27,837
Office premises and equipment, net                                             54,790          57,435
Stock in Federal Home Loan Bank, at cost                                       25,864          21,408
Real estate owned                                                               5,643           3,966
Goodwill                                                                       77,445          80,281
Other assets                                                                   80,746          29,361
                                                                           $4,156,852       4,083,097


                        Liabilities

Deposits                                                                   $3,525,928       3,483,791
Escrow accounts                                                                 8,558          21,172
Accrued income taxes payable                                                    9,626           8,289
Short-term borrowed funds and repurchase agreements                            29,276          68,747
Long-term debt                                                                 35,061          20,061
Obligation under capital lease                                                  4,459           4,542
Other liabilities                                                             100,648          66,882
Total liabilities                                                           3,713,556       3,673,484

Corporation-obligated mandatorily redeemable
  capital securities of subsidiary trust                                       50,000          50,000


                    Stockholders' Equity

Common stock (15,697,500 shares issued; 13,384,214 and 12,906,845
  shares outstanding, respectively)                                               157             157
Additional paid-in capital                                                    185,621         182,704
Retained earnings, substantially restricted                                   264,001         248,402
Treasury stock, at cost (2,313,286 and 2,790,655 shares, respectively)        (62,473)        (73,200)
Accumulated other comprehensive income                                         10,652           6,578
Common stock acquired by employee stock ownership plan
  and bank recognition plan                                                    (4,662)         (5,028)
Total stockholders' equity                                                    393,296         359,613
                                                                           $4,156,852       4,083,097